------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 25, 2003


                    CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-
                    57, Mortgage Pass-Through Certificates, Series
                    2003-57).


                                  CWMBS, INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                       333-103821               95-4449516
----------------------------         -----------           -------------------
(State of Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                File Number)          Identification No.)



                    4500 Park Granada
                  Calabasas, California                            91302
                ------------------------                        ------------
                  (Address of Principal                           (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-57, UBS SECURITIES LLC ("UBS"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "UBS Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-57, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided UBS and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the UBS Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The UBS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 25, 2003. The CSC Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated November 25, 2003.



-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated November 20, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-57.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ----------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     99.1 UBS Computational Materials filed on Form SE dated November 25, 2003

     99.2 CSC Computational Materials filed on Form SE dated November 25, 2003

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                           -------------------
                                       Darren Bigby
                                       Vice President



Dated:  November 25, 2003

                                 Exhibit Index


Exhibit                                                                 Page

99.1     UBS Computational Materials filed on Form SE dated
         November 25, 2003.                                                6

99.2     CSC Computational Materials filed on Form SE dated
         November 25, 2003.                                                7

                                 EXHIBIT 99.1
                                 ------------

     UBS Computational Materials filed on Form SE dated November 25, 2003.

                                 EXHIBIT 99.2
                                 ------------

     CSC Computational Materials filed on Form SE dated November 25, 2003.